Exhibit 32

CERTIFICATION PURSUANT TO RULE 13a - 14(b) AND

SECTION 1350 OF CHAPTER 63 OF TITLE 18 OF THE

UNITED STATES CODE AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Rocky Brands, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned hereby certifies, pursuant to Section 1350 of Title 18 of the United States Code as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jason Brooks
Jason Brooks
Chief Executive Officer (Principal Executive Officer)
August 9, 2023

/s/ Sarah O'Connor
Sarah O'Connor
Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)
August 9, 2023